Exhibit 4.3

Second Supplemental Indenture

SECOND SUPPLEMENTAL INDENTURE, dated as of May 25, 2011 (this “Second Supplemental Indenture”), among Emergency Medical Services Corporation, a Delaware corporation, as successor to the Predecessor Company (as defined below) (the “Successor Company”), the Subsidiary Guarantors signatory to this Second Supplemental Indenture (the “Subsidiary Guarantors”), and Wilmington Trust FSB, as Trustee under the Indenture referred to below.

W I T N E S S E T H:

WHEREAS, CDRT Merger Sub, Inc., a Delaware corporation (the “Predecessor Company”) and the Trustee are parties to an Indenture, dated as of May 25, 2011, as supplemented by the First Supplemental Indenture, dated as of May 25, 2011, between the Predecessor Company and the Trustee (as amended, further supplemented, waived or otherwise modified from time to time, the “Indenture”), providing for, among other things, the issuance of Notes in series;

WHEREAS, the Predecessor Company and the Successor Company are parties to the Agreement and Plan of Merger, dated as of February 13, 2011 (the “Merger Agreement”), which provides for the merger of the Predecessor Company with and into the Successor Company (the “Merger”), with the Successor Company continuing its existence;

WHEREAS, the Merger shall become effective upon the filings of the Certificate of Merger of CDRT Merger Sub, Inc. with and into Emergency Medical Services Corporation with the Secretary of State of the State of Delaware.

WHEREAS, Article V of the Indenture provides that the Predecessor Company shall be permitted to merge with or into any Person, provided that upon any such merger such resulting, surviving, or transferee Person shall expressly assume all the obligations of the Predecessor Company under the Notes and the Indenture by executing and delivering to the Trustee a supplemental indenture or one or more other documents or instruments in form reasonably satisfactory to the Trustee, and that thereupon the Predecessor Company shall be relieved of all obligations and covenants under the Indenture;

WHEREAS, Section 1308 of the Indenture provides that the Successor Company is required to cause the Subsidiary Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which the Subsidiary Guarantors shall guarantee the Company’s Subsidiary Guaranteed Obligations under the Notes pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein and in Article XIII of the Indenture;

WHEREAS, Section 901 of the Indenture provides that, without the consent of the Holders of any Notes, the parties hereto may amend or supplement the Indenture, without the consent of any Holder to provide for the assumption by such transferee Person of the obligations of the Predecessor Company under the Indenture

WHEREAS, each Subsidiary Guarantor desires to enter into such supplemental indenture for good and valuable consideration, including substantial economic benefit in that the financial performance and condition of such Subsidiary Guarantor is dependent on the financial performance and condition of the Successor Company, the obligations hereunder of which such Subsidiary Guarantor has guaranteed, and on such Subsidiary Guarantor’s access to working capital through the Successor Company’s access to revolving credit borrowings under the Senior Credit Agreement; and

WHEREAS, the Successor Company desires to enter into this Second Supplemental Indenture for good and valuable consideration;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Successor Company, the Subsidiary Guarantors and the Trustee mutually covenant and agree, for the benefit of the Holders of the Notes, as follows:

1.                                       Defined Terms.  As used in this Second Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined.  The words “herein,” “hereof” and “hereby” and other words of similar import used in this Second Supplemental Indenture refer to this Second Supplemental Indenture as a whole and not to any particular section hereof.

2.                                       Assumption of Obligations.  In accordance with Article V and Section 901 of the Indenture, the Successor Company hereby expressly assumes and agrees to pay, perform and discharge when due each and every debt, obligation, covenant and agreement incurred, made or to be paid, performed or discharged by the Predecessor Company under the Indenture and the Notes.  The Successor Company hereby agrees to be bound by all the terms, provisions and conditions of the Indenture and the Notes and agrees that it shall be the successor Company and shall succeed to, and be substituted for, and may exercise every right and power of, the Predecessor Company under the Indenture and the Notes.

3.                                       Agreement to Guarantee.  Each Subsidiary Guarantor hereby agrees, jointly and severally with all other Subsidiary Guarantors and fully and unconditionally, to guarantee the Subsidiary Guaranteed Obligations under the Indenture and the Notes on the terms and subject to the conditions set forth in Article XIII of the Indenture and to be bound by (and shall be entitled to the benefits of) all other applicable provisions of the

Indenture as a Subsidiary Guarantor.  The Subsidiary Guarantee of each Subsidiary Guarantor is subject to the subordination provisions of the Indenture.

4.                                       Termination, Release and Discharge.  Each Subsidiary Guarantor’s Subsidiary Guarantee shall terminate and be of no further force or effect, and each Subsidiary Guarantor shall be released and discharged from all obligations in respect of such Subsidiary Guarantee, as and when provided in Section 1303 of the Indenture.

5.                                       Parties.  Nothing in this Second Supplemental Indenture is intended or shall be construed to give any Person, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of each Subsidiary Guarantor’s Subsidiary Guarantee or any provision contained herein or in Article XIII of the Indenture.

6.                                       Governing Law.  THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE TRUSTEE, THE SUCCESSOR COMPANY, ANY OTHER OBLIGOR IN RESPECT OF THE NOTES AND (BY THEIR ACCEPTANCE OF THE NOTES) THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECOND SUPPLEMENTAL INDENTURE.

7.                                       Ratification of Indenture; Supplemental Indentures Part of Indenture.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Second Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.  The Trustee makes no representation or warranty as to the validity or sufficiency of this Second Supplemental Indenture or as to the accuracy of the recitals to this Second Supplemental Indenture.

8.                                       Counterparts.  The parties hereto may sign one or more copies of this Second Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

9.                                       Headings.  The section headings herein are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first above written.

EMERGENCY MEDICAL SERVICES CORPORATION, as Successor Company

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO SECOND SUPPLEMENTAL INDENTURE]

WILMINGTON TRUST FSB, as Trustee

By:	/s/ Joseph P O’Donnell
	Name:	Joseph P O’Donnell
	Title:	Vice President

[SIGNATURE PAGES TO SECOND SUPPLEMENTAL INDENTURE]

GUARANTORS:

A1 LEASING, INC.
ABBOTT AMBULANCE, INC.
ADAM TRANSPORTATION SERVICE, INC.
AFFILION, INC.
AIR AMBULANCE SPECIALISTS, INC.
AMBULANCE ACQUISITION, INC.
AMERICAN EMERGENCY PHYSICIANS MANAGEMENT, INC.
AMERICAN INVESTMENT ENTERPRISES, INC.
AMERICAN MEDICAL PATHWAYS, INC.
AMERICAN MEDICAL RESPONSE AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO SECOND SUPPLEMENTAL INDENTURE]

GUARANTORS (cont’d):

AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED
AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.
AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.
AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE
AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC.
AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA
AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
AMERICAN MEDICAL RESPONSE WEST
AMERICAN MEDICAL RESPONSE, INC.
AMR HOLDCO, INC.
ARIZONA OASIS ACQUISITION, INC.
ASSOCIATED AMBULANCE SERVICE, INC.
ATLANTIC AMBULANCE SERVICES ACQUISITION, INC.
ATLANTIC/KEY WEST AMBULANCE, INC.
ATLANTIC/PALM BEACH AMBULANCE, INC.
BESTPRACTICES, INC.
BLYTHE AMBULANCE SERVICE
BROWARD AMBULANCE, INC.
DESERT VALLEY MEDICAL TRANSPORT, INC.
EHR MANAGEMENT CO.

By:	/s/ William A. Sanger
Name:	William A. Sanger
Title:	Chief Executive Officer

[SIGNATURE PAGES TO SECOND SUPPLEMENTAL INDENTURE]

GUARANTORS (cont’d):

EMCARE ANESTHESIA PROVIDERS, INC.
EMCARE HOLDCO, INC.
EMCARE HOLDINGS INC.
EMCARE OF CALIFORNIA, INC.
EMCARE PHYSICIAN PROVIDERS, INC.
EMCARE PHYSICIAN SERVICES, INC.
EMCARE, INC.
EMERGENCY MEDICINE EDUCATION SYSTEMS, INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
FLORIDA EMERGENCY PARTNERS, INC.
GOLD COAST AMBULANCE SERVICE
HANK’S ACQUISITION CORP.
HEALTHCARE ADMINISTRATIVE SERVICES, INC.
HEMET VALLEY AMBULANCE SERVICE, INC.
HERREN ENTERPRISES, INC.
HOLIDAY ACQUISITION COMPANY, INC.
INTERNATIONAL LIFE SUPPORT, INC.
KUTZ AMBULANCE SERVICE, INC.
LIFECARE AMBULANCE SERVICE, INC.
LIFEFLEET SOUTHEAST, INC.
MEDEVAC MEDICAL RESPONSE, INC.
MEDEVAC MIDAMERICA, INC.
MEDIC ONE AMBULANCE SERVICES, INC.
MEDIC ONE OF COBB, INC.
MEDI-CAR AMBULANCE SERVICE, INC.
MEDI-CAR SYSTEMS, INC.
MEDICWEST AMBULANCE, INC.
MEDICWEST HOLDINGS, INC.
MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
MERCY AMBULANCE OF EVANSVILLE, INC.
MERCY LIFE CARE
MERCY, INC.
METRO AMBULANCE SERVICE (RURAL), INC.
METRO AMBULANCE SERVICE, INC.
METRO AMBULANCE SERVICES, INC.
METROPOLITAN AMBULANCE SERVICE
MIDWEST AMBULANCE MANAGEMENT COMPANY

By:	/s/ William A. Sanger
Name:	William A. Sanger
Title:	Chief Executive Officer

[SIGNATURE PAGES TO SECOND SUPPLEMENTAL INDENTURE]

GUARANTORS (cont’d):

MOBILE MEDIC AMBULANCE SERVICE, INC.
NEVADA RED ROCK AMBULANCE, INC.
NEVADA RED ROCK HOLDINGS, INC.
PARAMED, INC.
PARK AMBULANCE SERVICE INC.
PHYSICIAN ACCOUNT MANAGEMENT, INC.
PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
PROVIDER ACCOUNT MANAGEMENT, INC.
PUCKETT AMBULANCE SERVICE, INC.
RADIOLOGY STAFFING SOLUTIONS, INC.
RADSTAFFING MANAGEMENT SOLUTIONS, INC.
RANDLE EASTERN AMBULANCE SERVICE, INC.
REIMBURSEMENT TECHNOLOGIES, INC.
RIVER MEDICAL INCORPORATED
SEMINOLE COUNTY AMBULANCE, INC.
SPRINGS AMBULANCE SERVICE, INC.
STAT HEALTHCARE, INC.
SUNRISE HANDICAP TRANSPORT CORP.
TEK AMBULANCE, INC.
TIDEWATER AMBULANCE SERVICE, INC.
TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.
V.I.P. PROFESSIONAL SERVICES, INC.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

CLINICAL PARTNERS MANAGEMENT COMPANY, LLC
EMS OFFSHORE MEDICAL SERVICES, LLC
NORTHWOOD ANESTHESIA ASSOCIATES, L.L.C.
SEAWALL ACQUISITION, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Manager

[SIGNATURE PAGES TO SECOND SUPPLEMENTAL INDENTURE]

GUARANTORS (cont’d):

ACCESS 2 CARE, LLC

By:	MISSION CARE SERVICES, LLC,
as manager of Access 2 Care, LLC

By:	AMERICAN MEDICAL RESPONSE, INC.,
as manager of Mission Care Services, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

AMR BROCKTON, L.L.C.

By:	AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC., as manager and sole member of AMR Brockton, L.L.C.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC

By:	AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC., as sole member of American Medical Response Delaware Valley, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

APEX ACQUISITION LLC

By:	EMCARE, INC., as sole member of Apex Acquisition LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO SECOND SUPPLEMENTAL INDENTURE]

GUARANTORS (cont’d):

EMS MANAGEMENT LLC

By:	EMCARE HOLDCO, INC.,
as member of EMS Management LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

By:	AMR HOLDCO, INC.,
as member of EMS Management LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EVERRAD, LLC

By:	TEMPLETON READINGS, LLC, as sole member of EverRad, LLC

By:	EMCARE, INC., as sole member of Templeton Readings, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

MEDASSOCIATES, LLC

By:	EMCARE, INC., as sole member of MedAssociates, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO SECOND SUPPLEMENTAL INDENTURE]

GUARANTORS (cont’d):

MISSION CARE OF ILLINOIS, LLC

By:	MISSION CARE SERVICES, LLC, as manager of Mission Care of Illinois, LLC

By:	AMERICAN MEDICAL RESPONSE, INC., as manager of Mission Care Services, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

MISSION CARE OF MISSOURI, LLC

By:	MISSION CARE SERVICES, LLC, as manager of Mission Care of Missouri, LLC

By:	AMERICAN MEDICAL RESPONSE, INC., as manager of Mission Care Services, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

MISSION CARE SERVICES, LLC

By:	AMERICAN MEDICAL RESPONSE, INC., as manager of Mission Care Services, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

MSO NEWCO, LLC

By:	APEX ACQUISITION LLC, as sole member of MSO Newco, LLC

By:	EMCARE, INC., as sole member of Apex Acquisition LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO SECOND SUPPLEMENTAL INDENTURE]

GUARANTORS (cont’d):

PINNACLE CONSULTANTS MID-ATLANTIC, L.L.C.

By:	APEX ACQUISITION LLC, as sole member of Pinnacle Consultants Mid-Atlantic, L.L.C.

By:	EMCARE, INC., as sole member of Apex Acquisition LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

PROVIDACARE, L.L.C.

By:	AMERICAN MEDICAL PATHWAYS, INC., as sole member of ProvidaCare, L.L.C.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

REGIONAL EMERGENCY SERVICES, L.P.

By:	FLORIDA EMERGENCY PARTNERS, INC., as general partner of Regional Emergency Services, L.P.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

SUN DEVIL ACQUISITION LLC

By:	EMCARE, INC., as sole member of Sun Devil Acquisition LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO SECOND SUPPLEMENTAL INDENTURE]

GUARANTORS (cont’d):

TEMPLETON READINGS, LLC

By:	EMCARE, INC., as sole member of Templeton Readings, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO SECOND SUPPLEMENTAL INDENTURE]

GUARANTORS (cont’d):

EMERGENCY MEDICAL SERVICES L.P.

By:	EMERGENCY MEDICAL SERVICES CORPORATION, as general partner of Emergency Medical Services L.P.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO SECOND SUPPLEMENTAL INDENTURE]

GUARANTORS (cont’d):

FOUNTAIN AMBULANCE SERVICE, INC.

By:	/s/ Mark. E. Bruning
	Name:	Mark E. Bruning
	Title:	President

[SIGNATURE PAGES TO SECOND SUPPLEMENTAL INDENTURE]